SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16483	52-2284372
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Lake Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
TERMS AGREEMENT
SPECIMEN OF 4 1/8% NOTES DUE 2009
TERMS OF NOTES SCHEDULE

Item 8.01. Other Events.

     Kraft Foods Inc. (the “Company”) has filed with the Securities and Exchange Commission (the “Commission”) a Prospectus dated May 7, 2004 and a Prospectus Supplement dated November 8, 2004 (Registration Nos. 333-86478 and 333-113620) in connection with the public offering of $750,000,000 aggregate principal amount of 4 1/8% Notes due 2009 (the “Notes”). The purpose of this Current Report on Form
8-K (the “Report”) is to file with the Commission the Terms Agreement and certain other documents related to such offering.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits
1	Terms Agreement dated as of November 8, 2004

4.1(a)	Specimen of 4 1/8% Notes due 2009

4.1(b)	Terms of Notes Schedule

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.
/s/ James P. Dollive
Name:	James P. Dollive
Title:	Executive Vice President and Chief Financial Officer

Date: November 15, 2004

EXHIBIT INDEX

Exhibit
Number	Description
1	Terms Agreement dated as of November 8, 2004

4.1(a)	Specimen of 4 1/8% Notes due 2009

4.1(b)	Terms of Notes Schedule